THE RBB FUND TRUST

First Eagle Global Equity ETF | (Ticker: FEGE)

First Eagle Overseas Equity ETF | (Ticker: FEOE)

Supplement dated April 23, 2025

to the Prospectus and Statement of Additional Information (“SAI”),

each dated December 13, 2024

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with those documents.

Effective May 1, 2025, the First Eagle Global Equity ETF and First Eagle Overseas Equity ETF will be listed on the New York Stock Exchange (“NYSE”). All references to NYSE Arca, Inc. are deleted in their entirety and replaced with NYSE. The ticker symbols for the First Eagle Global Equity ETF and First Eagle Overseas Equity ETF will not change.

Please retain this supplement for future reference.